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                    [HOLTZ RUBENSTEIN & Co., LLP LETTERHEAD]



March 8, 2001



Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated March 8, 2001 of MFC Development Corp. and are in agreement with the statements contained in paragraph (b) on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.




                                        /s/ Holtz Rubenstein & Co., LLP




                                                                       EXHIBIT 2